Exhibit 99.2

May 2001

ROHN Industries, Inc.

Investment Community Presentation

    As you know, during the course of this presentation, we may make projections or other forward-looking statements regarding our financial condition, results of operations and business and our expectations for future demand in the broadband, fiber optic and wireless telecommunications markets. We wish to caution you that forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. We refer you to the risk factors and cautionary language contained in the documents that the Company files from time to time with the Securities and Exchange Commission, specifically the Company's current filings on forms 10K, 10Q and 8K as well as the factors discussed on slide 25 at the end of this presentation. The forward-looking statements contained in this presentation are made as of the date of this presentation, and we do not undertake any obligation to release publicly any revision to such forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.

Leader in Communications Infrastructure

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  Leading manufacturer and installer of infrastructure equipment—a $1.7 billion market in the U.S. that is essential to both the wireless and fiberoptic industries

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  Highly talented engineering staff whose 52 years of manufacturing experience result in superior products and services

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  Strong relationships with well capitalized and financially strong customers

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  Breadth and depth of product offerings

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  Diversified market segments and customer base

Leading Manufacturer of Towers

• Market leading position estimated at 30% of 2000 U.S. tower sales

• Variety of products and services, including tubular and solid steel towers, steel poles, support structures and design and construction services

• Superior manufacturing capabilities (such as hot-dip galvanizing) and new production capacity

• Approximately 75% of sales are to Build-to-Suits and Wireless Service Providers • Attractive international growth opportunities, especially in Central America / Latin America market

2000 Tower Sales By Customer*

Note: ROHN recently received an order from Crown Castle USA, Inc. for $3.9 million in solid steel towers.

* Approximate percentages of total ROHN tower sales

Tower Industry Overview

Cell Sites: Driver of Tower Growth

Source: Paul Kagan Associates, Inc., November 2000

Leading Provider of Enclosures

• Enclosures are secure structures primarily used to house the sophisticated electronic equipment of communications networks

• ROHN offers a variety of enclosure products and designs

• 2000 total market share is estimated at just under 20%

• Historically, majority of enclosure sales have been to fiber-optic networks, with the balance of sales mostly to the wireless market

2000 Enclosure Sales By Customer *

* Approximate percentages of total ROHN enclosure sales

Successfully Captured Growth in Fiber-Optics

ROHN is the leading provider of enclosures to fiber-optics networks.

Building on Success

New Enclosure Growth Opportunities		ROHN's Competitive Advantages
•	Wireless networks	•	Full line of product offerings
•	Utilities	•	Leading design and manufacturing process
•	School Districts	•	New manufacturing capacity
•	International expansion	•	Nationwide field service operations
•	Other Markets: Gas Stations, Fast Food, etc.	•	Total turn-key solutions

Construction Services

• Turn-key projects utilizing ROHN's products

• Total Sales of $32.3 million in 2000, up from $8.5 million in 1999

• Anticipate continued strong growth

• ROHN acts as the single-source General Contractor, managing engineering, production, shipment and construction

• Advantages for ROHN: Pull-through business for towers and enclosures, incremental additional revenue, attracts new customers

• Commonwealth of Pennsylvania Emergency Radio System

Business Mix Overview

Focused Growth Strategy

Seasoned Leadership Team

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  Board of Directors: The Board is chaired by Michael E. Levine, currently Adjunct Professor, Harvard Law School and Trustee of the UNR Asbestos-Disease Claims Trust. Mr. Levine formerly was Executive Vice President, Marketing and International of Northwest Airlines Corporation and Dean of the School of Organization and Management at Yale University.

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  Brian B. Pemberton, President and Chief Executive Officer: Mr. Pemberton formerly was President and CEO of American Mobile Satellite and L.A. Cellular Telephone Company. He joined ROHN as President and CEO in April 1997.

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  James F. Hurley, Vice President and Chief Financial Officer: Mr. Hurley served as Senior Vice President of Finance, MIS and Administration and CFO for Quality Stores prior to joining ROHN in June 2000. He is a Certified Public Accountant.

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  James R. Cote, Vice President of Sales and Marketing: Prior to joining ROHN in 1994, Mr. Cote was a National Accounts Manager for Allen-Bradley Company, a subsidiary of Rockwell International.

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  Paul D. Grove, Vice President, Tower Operations: Mr. Grove was President and General Manager of TIC United Corporation's Hutchinson/Mayrath Division prior to joining ROHN in August 2000.

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  Horace Ward, President, Equipment Enclosures: Mr. Ward, who joined ROHN in January 1998, was promoted to President, Equipment Enclosures in December 2000. Prior to joining ROHN, he served as Plant Manager for Heil Environmental Industries.

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  R. J. Pearson III, Vice President, Construction Division: Prior to joining ROHN in June 2000, Mr. Pearson served as Managing Director for the $600 million redevelopment of Northwestern University Hospital in Chicago.

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  Juan Manuel Lomelin: General Manager, Mexico: Mr. Lomelin served as Promotion Manager for Desarrollo De Ingenieria, S.A., (Disa Group) in Mexico prior to joining ROHN.

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  David G. Brinker: Vice President, Engineering & Project Management: Mr. Brinker, who joined ROHN in 1984, was appointed to his current position in 1999. He serves on several committees of the American Society of Civil Engineers.

Financial Review

Sales and EPS Momentum

* $0.51 to $0.56 adjusted for stock buyback and new financing

First Quarter 2001 Results

• 1Q 01 Tower structure sales were $23.0 million compared to $29.5 million in 1Q00

• Enclosure Sales were $39.1 million in 1Q01 compared to $14.5 million in 1Q00

• Construction Services sales were $8.2 million in 1Q01 compared to $4.3 million in 1Q00.

Historical Backlog

Financial Results

	1999	2000	1Q-01

Gross Profit Margin	21.8%	22.3%	20.1%
EBITDA Margin	11.8%	14.2%	XX %
Net Cash Proceeds from Operating Activities ($ in millions)	10.0	7.2	(2.4)

International Sales Growth

Successful Stock Repurchase Plan

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  Part of overall strategy to increase stockholder value and ROE

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  Repurchased 12.2 million shares, or 23% of the outstanding common stock

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  Accretive to earnings in 2001

New Credit Facility

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  Syndicated with five banks—La Salle and National City are lead banks

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  $75 million in total, including $30 million 5-year term loan and $45 million revolver

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  Uses include: stock buyback, fees, plant expansions, and early extinguishment of IRB debt

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  Grid pricing off either LIBOR or ABR (approximate rate of 7.3%)

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  Standard covenants allowing room to grow the company

Why Invest in ROHN?

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  Continued growth expected in telecommunications

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  Single-source for services and products in the communications industry

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  Proven growth strategies and track record

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  Significant international growth opportunities

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  Financial momentum

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  Shareholder Value Orientation

INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

    The forward-looking statements contained in this presentation are based on various assumptions and analyses made by us in light of our management's experience and its perception of historical trends, current conditions, and expected future developments, as well as other factors it believes are appropriate under the circumstances.

    Important factors that could cause actual results to differ materially from those implicit in our forward-looking statements include, without limitation, the following:

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  We depend on the continued growth in demand for wireless and fiber optic communications services and the continued access of our direct and indirect customers to capital in order to fund expansion. Decreases in the growth rates for consumption of wireless or fiber optic communications services, a slowing of the build out or upgrading of networks to provide those services, or the inability for communications service providers to raise capital could reduce demand for our products and adversely impact our revenues and operating results.

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  Our indebtedness could restrict our operations, make us more vulnerable to adverse economic conditions and make it more difficult for us to implement our business strategy and achieve the objectives of that strategy.

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  Many of our customers may terminate contracts with minimal or no penalty before completion or delay delivery of previously placed orders; this could adversely affect our backlog (or "bookings"), revenues and earnings.

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  Our industry is highly competitive. Competitive pressures have in the past, and could in the future, adversely affect our backlog, revenues and operating margins.

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  Our business plan includes our recent expansion of our Casa Grande, Arizona enclosure facility and the start-up of our Peoria, Illinois pole facility. If we are unable to achieve expected cost levels on our anticipated schedule, our revenue and operating margins could be adversely affected.

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  We may not be able to implement successfully our growth objectives in foreign markets.

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  Our construction business's success requires that we complete the projects we manage on time and on budget. Our ability to do this can be adversely affected by various factors, many of which may be beyond our control, including the failure of subcontractors to perform their services, the inability of customers to obtain necessary permits and other authorizations on schedule, and inclement weather.

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  The operating and financial restrictions imposed by our credit facility could negatively affect our ability to finance operations and capital needs or to engage in other business activities.

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  Increases in raw material costs could adversely impact our gross profit margins.

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  We are dependent on our senior management. If we lose members of our senior management, we may not be able to find appropriate replacements on a timely basis and our business could be adversely affected.

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  Risks associated with the operation of our manufacturing facilities may have a material adverse effect on our business.

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  Future domestic or international legislation or regulatory actions relating to wireless communications services or telecommunications could negatively impact tower sales.

    These and other factors are discussed in our Securities and Exchange Commission filings, including Exhibit 99.1 to our Form 10-K filed with the Securities and Exchange Commission, which is incorporated by reference in this presentation.